WARRANT AGREEMENT
                                -----------------


     THIS WARRANT AGREEMENT (this "Agreement"), dated as of May 13, 1999, by and among POINTE COMMUNICATIONS CORPORATION, a Nevada corporation (the "Company"), and SANDLER CAPITAL PARTNERS IV, L.P., a Delaware limited partnership, SANDLER CAPITAL PARTNERS IV FTE, L.P., a Delaware limited partnership, CPP LLC, a
Delaware limited liability company ("CPP") and OGER PENSAT HOLDINGS LTD., a Bermuda corporation (collectively, the "Investors").

                                R E C I T A L S:
                                ---------------

     WHEREAS, concurrently with the execution and delivery of this Agreement, the Company is issuing and selling to the Investors Warrants of the Company in the amount and for the aggregate purchase price as set forth on Schedule 1
                                                                      ----------
attached hereto, (being referred to herein as the "Warrants"), such Warrants initially entitling the holders thereof to purchase 10,800,000 shares of common stock of the Company, par value $0.00001 per share (the "Common Stock"), subject to adjustment as hereinafter provided (the Common Stock and, pursuant to Article 7 hereof, such other securities as may be issuable upon exercise of the Warrants being referred to herein as the "Warrant Shares"); and

     WHEREAS, the Company wishes to define the terms and provisions of the Warrants and the respective rights and obligations thereunder of the Company and the holders of the Warrants (the "Warrantholders");

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

     SECTION  1.1     Certain  Definitions.  As  used  in  this  Agreement,  the
                      --------------------
following  terms  have  the  meanings  specified  below:

     "Amended Articles" means the Amended Articles of Incorporation of the Company as amended to include the Certificate of Designations setting forth the rights, preferences and privileges of the Class A Preferred Stock (as defined).

     "Board  of  Directors"  means  the  Board  of  Directors  of  the  Company.

     "Business Day" means any day other than Saturday, Sunday or any other day on which banking institutions in the City of New York, New York are permitted or required to close.

     "Class  A  Preferred  Stock" means the Class A Convertible Senior Preferred
Stock,  par  value  $0.01  per  share,  of  the Company issued to the Investors.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     "GAAP" means United States generally accepted accounting principles set forth in opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, in each case as the same are applicable to the circumstances as of the date of the determination.

     "Person" means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity.

"SEC"  means  the  Securities  and Exchange Commission or any successor thereto.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     "Securities Purchase Agreement" means that certain Securities Purchase Agreement by and among the Company and the Investors dated as of May 13, 1999.


                                    ARTICLE 2

              ISSUANCE, FORM AND EXECUTION OF WARRANT CERTIFICATES

     SECTION  2.1     Issuance  of  Warrants.  The  Warrants shall be originally
                      ----------------------
issued by the Company in connection with the issuance of Class A Preferred Stock pursuant to the Securities Purchase Agreement. The Warrants shall be evidenced by Warrant Certificates (as defined herein), and each Warrant Certificate shall represent the right, subject to the provisions contained herein and therein, to purchase from the Company (and the Company shall issue and sell to the registered holder of such Warrants) the number of shares of Common Stock (as may be adjusted pursuant to Article 7 hereof) issuable to such Warrantholder upon exercise of such Warrants, at the price specified herein and therein.

     SECTION  2.2     Form of Warrant Certificates.  The certificates evidencing
                      ----------------------------
the Warrants (the "Warrant Certificates") shall be in registered form only and shall be substantially in the form set forth in Exhibit A attached hereto, shall
                                                ---------
be dated the date on which signed by the Company and may have such letters, numbers or other marks of identification or designation printed, lithographed, engraved or otherwise affixed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement or the Securities
Purchase Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto.

     SECTION  2.3     Execution  of  Warrant Certificates.  Warrant Certificates
                      -----------------------------------
shall be executed on behalf of the Company by the president, any vice president or the treasurer of the Company and signed by the secretary or any assistant secretary of the Company and have affixed thereon the seal of the Company. Each such signature and seal may be manual or facsimile.

     In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer before countersignature and delivery by the Company, such Warrant Certificates, nevertheless, may be countersigned, issued and delivered with the same force and effect as though such person had not ceased to be such officer; and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Agreement such person was not such an officer of the Company. Upon countersignature on behalf of the Company and delivery, the Warrant Certificate shall be valid and binding upon the Company, and the Warrantholder thereof shall be entitled to all of the benefits of this Agreement.


                                    ARTICLE 3

                                  REGISTRATION

     SECTION  3.1     Registration.  The  Company  shall number and register the
                      ------------
Warrant Certificates in a register (the "Warrant Register") maintained at 2839 Paces Ferry Road, Suite 500, Atlanta, Georgia 30339 (the "Office") as they are issued by the Company (or such other location as the Company may establish after giving notice thereof to the Warrantholders). The Company shall keep copies of this Agreement available for inspection by the Warrantholders during normal business hours at the Office.


                                    ARTICLE 4

     TRANSFER,  EXCHANGE  OR  REPLACEMENT  OF  WARRANT  CERTIFICATES

     SECTION  4.1     Registration of Transfers.  The Company shall from time to
                      -------------------------
time register the transfer of any outstanding Warrant Certificate on the Warrant Register maintained at the Office, upon surrender thereof accompanied by a written instrument or instruments of transfer in form reasonably satisfactory to the Company, duly endorsed by the registered holder thereof or by such Warrantholder's appointed legal representative or attorney-in-fact, or accompanied by proper evidence of succession, assignment or authority to transfer. In all cases of transfer by an attorney, the original power of attorney, duly approved, or an official copy thereof, duly certified, shall be deposited and remain with the Company. Upon any such registration or transfer in such name or names as may be directed in writing by the Warrantholder, the Company shall execute and deliver (or cause to be delivered) a new Warrant Certificate(s) without charge to such Warrantholder, or to the Person or Persons entitled to receive the same, and the surrendered Warrant Certificate shall be canceled by the Company.

     SECTION  4.2     Exchanges  of  Warrant  Certificates.  Each  Warrant
                      ------------------------------------
Certificate may be exchanged at the option of the Warrantholder without charge to such Warrantholder when surrendered to the Company at the Office properly endorsed in the manner described in Section 4.1 hereof for another Warrant Certificate(s) of like tenor and representing in the aggregate a like number of shares of Common Stock, as may be adjusted pursuant to Article 7 hereof. Thereupon, the Company shall execute and deliver to the Person(s) entitled thereto a new Warrant Certificate(s) as so requested. Warrant Certificates surrendered for exchange shall be canceled by the Company.

     SECTION  4.3     Mutilated  or  Missing Warrant Certificates.  In the event
                      -------------------------------------------
that any Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing Warrants for a like amount of Warrant Shares, but only, in case of a lost, stolen or destroyed Warrant Certificate, upon receipt of evidence satisfactory to the Company of such loss, theft or destruction and, upon the Company's request, evidence of indemnity and bond satisfactory to the Company and the absence of actual notice to the Company that such Warrant Certificate has been acquired by a bona fide purchaser or holder in due course. Every substitute Warrant Certificate executed and delivered pursuant to this Section 4.3 in lieu of any lost, stolen or destroyed Warrant Certificate shall constitute an additional contractual obligation of the Company, whether or not the lost, stolen or destroyed Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefits of (but shall be subject to all the limitations of rights set forth in) this Agreement equally and proportionately with any and all other Warrant
Certificates  duly  executed  and  delivered  hereunder.  The provisions of this
Section 4.3 are exclusive with respect to the replacement of mutilated, lost, stolen or destroyed Warrant Certificates.


                                    ARTICLE 5

              EXERCISE OF WARRANTS; EXERCISE PRICE; EXERCISE PERIOD

     SECTION  5.1     Exercise  of  Warrants.  Subject to the provisions of this
                      ----------------------
Agreement, each Warrantholder shall have the right to purchase from the Company the number of shares of Common Stock that the Warrantholder may at the time be entitled to purchase on exercise of the Warrants and payment of the Exercise Price (as defined below) for such Warrant Shares.

     SECTION  5.2     Mechanics  of  Exercise.
                      -----------------------

     (a) Subject to the provisions of this Agreement, Warrants may be exercised by the Warrantholder in whole or in part upon surrender at the Office to the Company of the Warrant Certificate(s) evidencing the Warrants, together with the form of election to purchase (the "Election to Purchase"), in the form set forth as Exhibit B hereto or in the form set forth as Exhibit C hereto (in
               ---------                                    ---------
the case of a Warrant Exchange (as defined)), duly completed and signed by such Warrantholder or by such Warrantholder's appointed legal representative or attorney-in-fact and upon payment in full of the Exercise Price for each Warrant exercised (except in the case of a Warrant Exchange). Payment of the aggregate Exercise Price shall be made by certified or official bank check payable to the order of the Company.

     (b) Upon due exercise of the Warrants and surrender of the Warrant Certificate, duly completed and signed, and payment of the Exercise Price as aforesaid, the Company shall cause to be issued to or upon the written order of the Warrantholder and in such name or names as the Warrantholder may designate in the Election to Purchase, the Warrant Shares so purchased. In lieu of delivering physical certificates representing the Warrant Shares, provided the Company's transfer agent is participating in the Depositary Trust Issuer Fast Automated Securities Transfer ("FAST") program, upon request of the Warrantholder, the Company shall use its best efforts to cause its transfer agent to electronically transmit the Warrant Shares issuable upon exercise of the Warrants to the holder by crediting the account of the Warrantholder's prime broker with Depositary Trust Company through its Deposit Withdrawal Agent Commission system (an "Electronic Transfer"). If all of the items referred to in the first sentence of the preceding paragraph are received by the Company at or prior to 1:00 p.m., Nevada time, on a Business Day, the exercise of the Warrants to which such items relate will be effective on such Business Day. If all of such items are received after 1:00 p.m., Nevada time, on a Business Day, the exercise of the Warrants to which such items relate will be effective on the next Business Day.

     (c) The number and kind of Warrant Shares for which Warrants may be exercised shall be subject to adjustment from time to time as set forth in
Article  7  hereof.

     (d) The Warrants shall be exercisable as provided herein at the election of the Warrantholder in whole or in part. In the event that the holder of a Warrant Certificate shall exercise Warrants with respect to fewer than all the Warrant Shares evidenced thereby, a new Warrant Certificate(s) evidencing the remaining unexercised Warrant Shares shall be issued to such Warrantholder, and the Company is hereby irrevocably authorized to execute and deliver the required new Warrant Certificate(s) pursuant to provisions of Article 2 and
Article  3  of  this  Agreement.

     (e) All Warrant Certificates surrendered upon exercise of Warrants shall be canceled and disposed of by the Company.

     SECTION  5.3      Exercise  Price.  The price at which each of the Warrants
                       ---------------
shall be exercisable in exchange for Warrant Shares shall be $1.625 per Warrant Share (as such price may be adjusted pursuant to Article 7 hereof) (being referred to herein as the "Exercise Price").

     SECTION  5.4     Exercise Period.  The right to exercise the Warrants shall
                      ---------------
terminate on the date which is the fifth anniversary of the date of issuance of the Warrants (the "Expiration Date"). A Warrantholder may exercise any Warrant from the date of issuance up to and including the Expiration Date. The Company shall record the Expiration Date of each Warrant in the Warrant Register.

     SECTION  5.5      Cashless  Exercise.
                       ------------------

     (a) At any time prior to the Expiration Date of any Warrants, the Warrantholder may, at its option, exchange such Warrants, in whole or in part (a "Warrant Exchange"), into the number of fully paid and non-assessable Warrant Shares determined in accordance with this Section 5.5, by surrendering the Warrant Certificate relating to such Warrants at the Office, accompanied by a notice stating such Warrantholder's intent to effect such cashless exchange, the number of Warrant Shares to be issued upon such Warrant Exchange and the date on which the Warrantholder requests that such cashless Warrant Exchange occur (the "Notice of Exchange"). The cashless Warrant Exchange shall take place on the date specified in the Notice of Exchange, or, if later, the date the Notice of Exchange is received by the Company (the "Exchange Date"). Certificates for the Warrant Shares issuable upon such cashless Warrant Exchange and, if applicable, a new Warrant Certificate of like tenor evidencing the balance of the Warrant Shares remaining subject to the Warrantholder's Warrant Certificate, shall be issued as of the Exchange Date and delivered to the Warrantholder within three Business Days following the Exchange Date, or by Electronic Transfer. In connection with any cashless Warrant Exchange, the Warrantholder's Warrant Certificate shall represent the right to subscribe for and acquire the number of Warrant Shares (rounded to the next highest integer) equal to (A) the number of Warrant Shares specified by the Warrantholder in its Notice of Exchange (the "Total Share Number") less (B) the number of Warrant Shares equal to the quotient obtained by dividing (i) the product of the Total Share Number and the existing Exercise Price per Warrant Share by (ii) the Market Price (as hereafter defined) of a share of Common Stock.

     (b) As used in this Section 5.5, the phrase "Market Price" at any date shall be deemed to be the last reported sale price, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the last three trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading or by the Nasdaq Stock Market National Market ("Nasdaq"), or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted by Nasdaq, the average closing bid price as furnished by the National Association of Securities Dealers, Inc. ("NASD") through Nasdaq or similar organization if Nasdaq is no longer reporting such information, or if the Common Stock is not quoted on Nasdaq, any exchange or similar organization, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it for the two days immediately preceding such issuance or sale and the day of such issuance or sale.

     SECTION  5.6      Mandatory  Exercise.
                       -------------------

     (a)     In  the  event the closing bid price of the Common Stock for twenty
(20) consecutive trading days is equal to at least $5.00 per share (as appropriately adjusted for stock splits, stock dividends, combinations, recapitalizations, reclassifications, mergers, consolidations and other similar events), the Company shall have the right to cause the exercise of the Warrants at any time thereafter by the Warrantholders by giving written notice to each Warrantholder of such election (a "Mandatory Exercise Election Notice"); provided that the Warrant Shares issuable upon such exercise shall have been Registered (as defined) and listed on each securities exchange, over-the-counter market or on the Nasdaq National Market on which similar securities issued by the Company are then listed. "Registered" refers to a registration effected by preparing and filing with the Securities and Exchange Commission (the "Commission") a registration statement in compliance with the Securities Act of 1933, as amended, and the declaration or ordering by the Commission of the effectiveness of such registration statement.

     (b) Upon receipt of a Mandatory Exercise Election Notice, each Warrantholder shall have the right to exercise its Warrants on the terms and conditions herein (including Section 5.5); provided, however, that the
                                                --------   -------
Expiration Date with respect to such Warrants shall be deemed to be the date that is 15 Business Days immediately after the date of the Mandatory Exercise Election Notice.


                                    ARTICLE 6

                          RESERVATION OF WARRANT SHARES

     SECTION 6.1      Reservation. The Company shall at all times keep reserved,
                      -----------
free from preemptive rights, out of its authorized Common Stock, or other securities of the Company issuable upon the exercise of the Warrants, a number of shares of Common Stock, or such other securities, sufficient to provide for the exercise of the right of purchase represented by all outstanding and unexpired Warrants.

     SECTION  6.2      Covenant.  The  Company covenants that any Warrant Shares
                       --------
will, upon issuance, be (i) validly issued and upon payment of the exercise price therefor, fully paid and free from all taxes payable by the Company, liens, charges and security interests (except any liens, charges or security interests created or suffered to be created by any of the Warrantholders), and will not be subject to any restrictions on voting or transfer thereof that are created by the Company, except for such restrictions on transfer under the Securities Act or applicable state securities laws; and (ii) Registered and listed on each securities exchange, over-the-counter market or on the Nasdaq National Market on which similar securities issued by the Company are then listed.


                                    ARTICLE 7
                 ADJUSTMENTS AFFECTING THE EXERCISE OF WARRANTS

     SECTION  7.1     Special Definitions.  For purposes of this Article 7, the
                       -------------------
following  definitions  shall  apply:

          (a) "Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or, pursuant to Section 7.2 below, deemed to be issued) by the Company after the Original Issue Date, other than shares of Common Stock issued or issuable:

               (i) upon conversion of shares of the Company's Class A Preferred Stock outstanding on the Original Issue Date;

               (ii) upon the exercise of Warrants issued under the Securities Purchase Agreement;

               (iii) as a dividend or distribution on the Company's Class A Preferred Stock or Warrants;

               (vi) in connection with an acquisition or other transaction by the Company, in either case approved by the Investors, unless the Company agrees to include such issuance in the definition of Additional Shares of Common Stock in connection with obtaining the approval of the Investor to such acquisition or other transaction;

               (v) by reason of a dividend, stock split, split-up or other distribution on shares of Common Stock excluded from the definition of Additional Shares of Common Stock by the foregoing clauses (i), (ii), (iii), and
(iv) or this clause (v); or

               (vi) upon the exercise of options excluded from the definition of "Option" in Section 7.1(c).

          (b) "Convertible Securities" shall mean any evidences of indebtedness, shares or other securities other than options excluded from the definition of "Option" in Section 7.1(c) directly or indirectly convertible into or exchangeable for Common Stock.

          (c) "Option" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities, excluding (i) options granted to employees, officers, directors or issued to consultants of the Company or rights, convertible securities or warrants which, in each such case, are outstanding as of the date of this Agreement, (ii) any Warrants issued under this Agreement or as a direct result of the issuance of Class A Preferred Stock pursuant to the Securities Purchase Agreement, or (iii) options granted to employees, officers, directors or consultants pursuant to stock option plans existing on the Original Issue Date (as defined) or adopted by the Board of Directors and approved by the Compensation Committee of the Board of Directors and by the Investors after the date hereof.

          (d) "Original Issue Date" shall mean the date on which a Warrant was first issued.

     SECTION  7.2      Issue  of Securities Deemed Issue of Additional Shares of
                       ---------------------------------------------------------
Common  Stock.  If  the  Company  at  any  time  or  from time to time after the
-------------
Original Issue Date shall issue any Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities and the exercise of such Options therefor, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issuance, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 7.4 hereof) of such Additional Shares of Common Stock would be less than the applicable Exercise Price in effect immediately prior to such issuance and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

         (a) No further adjustment in the Exercise Price shall be made upon the subsequent issuance of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

         (b) If such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Exercise Price computed upon the original issuance thereof, and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

         (c) No readjustment pursuant to clause (b) above shall have the effect of increasing the Exercise Price to an amount which exceeds the Exercise Price on the original adjustment date; and

         (d) In the event of any change in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any Option or Convertible Security, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Exercise Price then in effect shall forthwith be readjusted to such Exercise Price as would have obtained had the adjustment which was made upon the issuance of such Option or Convertible Security which have not been exercised or converted prior to such change in the number of shares of Common Stock been made upon the basis of such change, but no further adjustment shall be made for the actual issuance of Common Stock upon the exercise or conversion of any such Option or Convertible Security.

     SECTION  7.3      Adjustment  of Exercise Price Upon Issuance of Additional
                       ---------------------------------------------------------
Shares  of  Common  Stock.  In the event the Company shall at any time after the
-------------------------
Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 7.2, but excluding shares issued as a dividend or distribution as provided in Section
7.6 or upon a stock split or combination as provided in Section 7.5), without consideration or for a consideration per share (determined pursuant to Section
7.4 hereof) less than the applicable Exercise Price in effect immediately prior to such issuance, then and in such event, such Exercise Price shall be reduced, concurrently with such issuance, to an Exercise Price equal to the price determined by dividing (a) the sum of (1) the product derived by multiplying the Exercise Price in effect immediately prior to such issuance by the number of shares of Common Stock outstanding immediately prior to such issuance (together with the number of shares of Common Stock then issuable upon exercise of the outstanding Warrants and the conversion or exercise of any Convertible Securities or Options), plus (2) the aggregate consideration received by the Corporation (as determined pursuant to Section 7.4 below) upon such issuance, by
(b) the number of shares of Common Stock outstanding immediately after such issuance (together with the number of shares of Common Stock then issuable upon exercise of the outstanding Warrants and the conversion or exercise of any Convertible Securities or Options).

     SECTION  7.4      Determination  of  Consideration.  For  purposes  of this
                       --------------------------------
Section 7, the consideration received by the Company for the issuance of any Additional Shares of Common Stock shall be computed as follows:

          (a)     Cash  and  Property.  Such  consideration  shall:
                  -------------------

                (i) insofar as it consists of cash, be computed at the aggregate of cash received by the Company, excluding amounts paid or payable for accrued interest or accrued dividends;

                (ii) insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issuance, as determined in good faith by the Board of Directors; and

                (iii) in the event Additional Shares of Common Stock are issued together with other shares of securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (i) and (ii) above, as determined in good faith by the Board of Directors.

          (b)     Options and Convertible Securities. The consideration pe share
                  ----------------------------------
received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to Section 7.2, relating to Options and Convertible Securities, shall be determined by dividing:

                (i) the total amount, if any, received or receivable by the Company as consideration for the issuance of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                (ii) the maximum number of shares of Common Stock (as se forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

     SECTION  7.5      Adjustment  for  Stock  Splits  and Combinations.  If the
                       ------------------------------------------------
Company shall at any time or from time to time after the Original Issue Date for the Warrants effect a subdivision of the outstanding Common Stock, the Exercise Price of each Warrant then in effect immediately before that subdivision shall be proportionately decreased and the number of shares of Common Stock issuable upon exercise of such Warrant shall be proportionately increased. If the Company shall at any time or from time to time after the Original Issue Date for the Warrants combine the outstanding shares of Common Stock, the Exercise Price of each Warrant then in effect immediately before the combination shall be proportionately increased and the number of shares of Common Stock issuable upon exercise of such Warrant shall be proportionately decreased. Any adjustment under this Section 7.5 shall become effective at the close of business on the date the subdivision or combination becomes effective.

     SECTION  7.6      Adjustment  for  Certain Dividends and Distributions.  In
                       ----------------------------------------------------
the event the Company at any time or from time to time after the Original Issue Date for the Warrants shall make or issue a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Exercise Price for the Warrants then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Exercise Price for the Warrants then in effect by a fraction:

          (a) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

          (b)     the  denominator  of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided,
                                                                       ---------
however,  if such  record  date shall have been fixed and such  dividend  is not
-------
fully paid or if such distribution is not fully made on the date fixed therefor, the Exercise Price for the Warrants shall be recomputed accordingly as of the close of business on such record date and thereafter the Exercise Price for the Warrants shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

     The number of Warrant Shares issuable upon the exercise of the Warrants shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares issuable upon the exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

     SECTION 7.7      Adjustments for Other Dividends and Distributions.  In the
                      -------------------------------------------------
event the Company at any time or from time to time after the Original Issue Date for the Warrants shall make or issue a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then and in each such event provision shall be made so that the holders of the Warrants shall receive upon exercise thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Company that they would have received had their Warrants been exercised on the date of such event and had thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period giving application to all adjustments called for during such period, under this paragraph with respect to the rights of the holders of the Warrants.

     SECTION  7.8      Adjustment  for  Reclassification,  Exchange,  or
                       -------------------------------------------------
Substitution. If the Common Stock issuable upon the exercise of the Warrants shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets provided for below), then and in each such event the holder of the Warrants shall have the right thereafter to convert each such share of Common
Stock issuable upon the exercise of the Warrants into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock for which such Warrants might have been exercised immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

     SECTION  7.9      Adjustment  for Merger or Reorganization.  In case of any
                       ----------------------------------------
consolidation or merger of the Company with or into another Company, each Warrant shall thereafter be exercisable for the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Company deliverable upon exercise of such Warrant would have been entitled upon such consolidation or merger; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Article 7 set forth with respect to the rights and interest thereafter of the holders of the Warrants, to the end that the provisions set forth in this Article 7 (including provisions with respect to changes in and other adjustments of the Exercise
Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of the Warrants.

     SECTION 7.10     Notice of Adjustment to Exercise Price and Warrant Shares.
                      ---------------------------------------------------------

          (a) Whenever the Exercise Price is required to be adjusted as provided in this Article 7, simultaneously with the adjustment of the Exercise Price, the number of Warrant Shares issuable upon the exercise of the Warrants shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares issuable upon the exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

          (b) Whenever the Exercise Price is required to be adjusted as provided in this Article 7, or any other adjustment is required pursuant to this
Article 7, the Company shall forthwith compute the adjusted Exercise Price and the corresponding number of Warrant Shares purchaseable upon the exercise of the Warrants or any other adjustment made pursuant to this Article 7 and shall prepare a certificate setting forth such adjusted Exercise Price and the corresponding number of Warrant Shares purchaseable upon the exercise of the Warrants or any other adjustment made pursuant to this Article 7 and showing in reasonable detail the facts upon which such adjustments are based. Whenever the Exercise Price and the corresponding number of Warrant Shares purchaseable upon the exercise of the Warrants are adjusted or any other adjustment is made pursuant to this Article 7, the Company shall promptly mail, or cause to be mailed, to the Warrantholders a statement setting forth the adjustments and the reasons for such adjustments.

     SECTION  7.11     Form  of  Warrant  Certificate.  Irrespective  of  any
                       ------------------------------
adjustments in the Exercise Price or the kind of Warrant Shares purchasable upon the exercise of the Warrants, Warrant Certificates evidencing such Warrants theretofore or thereafter issued may continue to express the same number and kind of Warrant Shares as are stated in the Warrant Certificates initially issuable pursuant to this Agreement.

     SECTION  7.12     No  Impairment.  Without  limiting the  generality of the
                       --------------
foregoing, the Company shall take all such action as may be necessary or appropriate in order that the Warrant Shares to be issued upon the exercise of the Warrants from time to time outstanding will, when issued, be fully paid and non-assessable. In addition, without limiting the generality of Section 6.1, the Company shall take all such action as shall be necessary so that, after any adjustment to the Exercise Price required hereunder, the total number of shares of Common Stock or other capital stock of the Company then authorized by the Amended Articles and available for the purpose of issuance upon such exercise shall exceed the total number of shares of Common Stock issuable upon the exercise of all of the outstanding Warrants. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Article 7 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrantholders against impairment.


                                    ARTICLE 8

                                     NOTICES

     SECTION  8.1      Notices  to  Warrantholders.
                       ---------------------------

          (a) Notices to holders of Warrants shall be delivered to such holders at the addresses of such holders as they appear in Section 8.2 hereof or in the Warrant Register (in the case of transfers). Any such notice shall be sufficiently given if sent by first-class certified or registered mail, postage prepaid, facsimile or overnight courier.

          (b) In the event (i) of any consolidation or merger or binding exchange of interests to which the Company is a party and for which approval of the Investor or any holders of equity interests of the Company is required, or of the conveyance or sale of all or substantially all of the assets of the Company, or of any change of the Common Stock or other securities issuable upon exercise of the Warrants; or (ii) the Company shall make any distribution in respect of the Common Stock; or (iii) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; then the Company shall send to each Warrantholder at least thirty days prior to the applicable date hereinafter specified, a written notice stating (A) the date for the determination of the holders of Common Stock (or other securities issuable upon the exercise of the Warrants) entitled to receive any such distribution, (B) the initial expiration date set forth in any offer for exchange of interests, or (C) the date on which any such consolidation, merger, exchange of interests, conveyance, transfer, reclassification, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of Common Stock (or other securities issuable upon the exercise of the Warrants) shall be entitled to exchange such Common Stock for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, exchange of interests, conveyance, transfer, dissolution, liquidation or winding up.

     SECTION  8.2      Notices  to  Company.  Any notice or demand authorized by
                       --------------------
this Agreement to be given to or on the parties shall be delivered in person or by facsimile transmission, by courier guaranteeing overnight delivery or mailed by first-class United States certified or registered mail, postage prepaid, as follows:

a)  if  to  the  Company:

     Pointe  Communications  Corporation
     2839  Paces  Ferry  Road
     Suite  500
     Atlanta,  GA  30339
     Attention:  Stephen  E.  Raville
     Facsimile:  (770)  319-2834

with  a  copy  to:

     Gardere  &  Wynne,  LLP
     3000  Thanksgiving  Tower
     1601  Elm  Street
     Dallas,  TX  75201-4761
     Attention:  W.  Robert  Dyer  Jr.
     Facsimile:  (214)  999-3574

(b)  if  to  Sandler:

     c/o  Sandler  Capital  Management
     767  Fifth  Avenue
     45th  Floor
     New  York,  NY  10153
     Attention:  David  C.  Lee
     Facsimile:  (212)  826-0280
with  a  copy  to  (which  shall  not  constitute  notice):

     Dow,  Lohnes  &  Albertson,  PLLC
     1200  New  Hampshire  Avenue,  N.W.
     Suite  800
     Washington,  D.C.  20036
     Attention:  Edward  J.  O'Connell,  Esq.
     Facsimile:   (202)  776-2222

(c)  if  to  CPP:

     c/o  Centre  Partners
     30  Rockefeller  Plaza
     50th  Floor
     New  York,  NY  10026
     Attention:  Paul  Zepf
     Facsimile:  (212)  332-5801

with  a  copy  to  (which  shall  not  constitute  notice):

     Weil,  Gotshal  &  Manges  LLP
     767  Fifth  Avenue
     New  York,  New  York  10153
     Attention:  Norman  D.  Chirite
     Facsimile:  (212)  310-8007

or  if  to  Pensat:

     Oger  Pensat  Holdings  Ltd.
     c/o  Saudi  Oger  Ltd.
     P.O.  Box  1449
     Riyadh  11431
     Saudi  Arabia
     Attention:  Mr.  Mohammed  Hariri
     Facsimile:  966  1477  8795

with  copy  to  (which  shall  not  constitute  notice):

     Roger  &  Wells  LLP
     607  14th  Street,  N.W.
     Washington,  D.C.  20005-2018
     Attention:  Anthony  F.  Essaye
     Facsimile:  (202)  434-0800

     Roger  &  Wells  LLP
     200  Park  Avenue
     New  York,  NY  10166-1053
     Attention:  Ronald  M.  Sanders
     Facsimile:  (212)  878-8375

     SECTION  8.3      Receipt  of  Notice.  Any  notice  hereunder  shall be in
                       -------------------
writing and shall be deemed effectively given and received upon delivery in person, or two business days after delivery by national overnight courier service or by telecopier transmission with acknowledgment of transmission receipt, or five business days after deposit via certified or registered mail, return receipt requested.


                                    ARTICLE 9

                                  MISCELLANEOUS

     SECTION  9.1      WAIVER  OF  JURY  TRIAL.  EACH  OF  THE  COMPANY AND EACH
                       -----------------------
INVESTOR DO HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVE SUCH RIGHT ANY PARTY MAY HAVE TO A JURY TRIAL IN EVERY JURISDICTION IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY OF THE PARTIES HERETO OR THEIR RESPECTIVE AFFILIATES, SUCCESSORS OR ASSIGNS AGAINST ANY OTHER PARTY HERETO OR THEIR RESPECTIVE AFFILIATES, SUCCESSORS OR ASSIGNS IN RESPECT OF ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER DOCUMENT EXECUTED AND DELIVERED BY ANY PARTY IN CONNECTION THEREWITH (INCLUDING, WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS AGREEMENT, AND ANY CLAIMS OR DEFENSES ASSERTING THAT THIS AGREEMENT WAS FRAUDULENTLY INDUCED OR OTHERWISE VOID OR VOIDABLE).

     SECTION  9.2      Payment  of Taxes.  The Company covenants and agrees that
                       -----------------
it will pay when due and payable all documentary, stamp and other taxes attributable to the issuance or delivery of the Warrant Certificates or of the Warrant Shares purchasable upon the exercise of Warrants; provided, however, the
                                                          --------  -------
Company shall not be required to pay any tax or taxes that may be payable in respect of any transfer involving the issue of any Warrant Certificate(s) or any certificate(s) for Warrant Shares in a name other than that of the Warrantholder of such exercised Warrant Certificate(s).
SECTION  1.1

     SECTION  9.       Amendment.
                       ---------

           (a) The Company may modify this Agreement and the terms of the Warrants only with the consent of the Warrantholders representing at least sixty-six and two-thirds percent (66 2/3%) of the Warrant Shares for the purpose of adding any provision to or changing in any manner or eliminating any of the provisions of this Agreement or modifying in any manner the rights of the holders of the outstanding Warrants; provided, however, that no such
                                            --------    -------
modification that (i) materially and adversely affects the exercise rights of the holders of the Warrants or (ii) reduces the percentage required for modification, may be made without the consent of the holder of all outstanding Warrants.

          (b) Any such modification or amendment will be conclusive an binding on all present and future holders of Warrant Certificates whether or not they have consented to such modification or amendment or waiver and whether or not notation of such modification or amendment is made upon such Warrant Certificates. Any instrument given by or on behalf of any holder of a Warrant Certificate in connection with any consent to any modification or amendment will be conclusive and binding on all subsequent holders of such Warrant Certificate.

     SECTION  9.4      Termination.  This  Agreement  shall terminate on or upon
                       -----------
(a) the repurchase by the Company of all Warrants, (b) the fifteenth day following the date on which all of the Warrant Shares have been issued upon the exercise of all Warrants issued pursuant hereto, or (c) the Expiration Date.

     SECTION  9.5      Reports  to Warrantholders.  The Company will cause to be
                       --------------------------
delivered, by first-class mail, postage prepaid, facsimile or overnight courier, to each Warrantholder at such Warrantholder's address appearing on the Warrant Register, a copy of any reports delivered by the Company to any of the holders of Class A Preferred Stock or to holders of the Common Stock.

     SECTION  9.6      GOVERNING  LAW.  THE  LAWS OF THE STATE OF NEW YORK SHALL
                       --------------
GOVERN THIS AGREEMENT AND THE WARRANT CERTIFICATES WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     SECTION  9.7      Benefits  of  this  Agreement.  Nothing in this Agreement
                       -----------------------------
shall be construed to give to any Person other than the Company, the Warrantholders and the holders of Warrant Shares any legal or equitable right, remedy or claim under this Agreement; this Agreement shall be for the sole and exclusive benefit of the Company, the Warrantholders and the holders of Warrant Shares.

     SECTION  9.8      Counterparts.  This  Agreement  may  be  executed  in any
                       ------------
number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     SECTION  9.9      Severability  of  Provisions.  Any  provision  of  this
                       ----------------------------
Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION  9.10     Headings.  The headings of the sections of this Agreement
                       --------
are inserted for convenience only and shall not constitute a part of this Agreement.

     SECTION  9.11     Access  to  Company  Records.  So long as Warrants remain
                       ----------------------------
outstanding, the Investors shall be entitled to review the financial and corporate books and records of the Company and to meet with the executive officers and independent accountants of the Company for purposes reasonably related to the Investors' ownership of the Warrants, which review and/or meetings shall take place at reasonable times during the normal business hours of the Company and in such a manner as to not unduly interfere with the conduct of the Company's business.
SECTION  1.42

      IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be duly executed, as of the date first above written.


                            POINTE  COMMUNICATIONS  CORPORATION



                            By:_____________________________________
                            Name:___________________________________
                            Title:__________________________________


                            SANDLER  CAPITAL  PARTNERS  IV,  L.P.

                            By:     Sandler  Investment  Partners,  L.P.
                                    General  Partner

                            By:     Sandler Capital  Management, General Partner

                                    MJDM  Corp.,  a  General  Partner


                                    By:_____________________________
                                       Edward  G.  Grinacoff
                                       President


                            SANDLER  CAPITAL  PARTNERS  IV,  FTE,  L.P.

                            By:     Sandler  Investment  Partners,  L.P.
                                    General  Partner

                            By:     Sandler Capital Management, General  Partner

                                    MJDM  Corp.,  a  General  Partner

                                    By:_____________________________
                                       Edward  G.  Grinacoff
                                       President

                            OGER  PENSAT  HOLDINGS  LTD.



                            By:_______________________________
                            Name:
                            Title:

                            CPP  LLC



                            By:________________________________
                            Name:
                            Title:

                                                                       EXHIBIT A
                                                                       ---------

                        POINTE COMMUNICATIONS CORPORATION

                          Common Stock Purchase Warrant
                                   Number ____

                Warrant Certificate Evidencing Right to Purchase

                         [      ] Shares of Common Stock


     This is to certify that [Investor], [a ________________], or assigns, is entitled to purchase at any time or from time to time up to the above-referenced number of shares of Common Stock ("Common Stock"), of Pointe Communications Corporation, a Nevada corporation (the "Company"), for the Exercise Price for the Warrants specified in the Warrant Agreement, dated as of May 13, 1999, among the Company and Sandler Capital Partners IV, L.P., Sandler Capital Partners IV FTE, L.P., CPP LLC and Oger Pensat Holdings Ltd. (the "Warrant Agreement"), pursuant to which this Warrant Certificate is issued. All rights of the holder of this Warrant Certificate are subject to the terms and provisions of the Warrant Agreement, copies of which are available for inspection the Company's office located at 2839 Paces Ferry Road, Suite 500, Atlanta, GA 30339 (the "Office"). The Expiration Date (as defined in the Warrant Agreement) of the right to purchase Common Stock pursuant to this Certificate is May 13, 2004.

     NEITHER THE WARRANTS REPRESENTED BY THIS CERTIFICATE NOR THE SHARES OF COMMON STOCK THAT MAY BE PURCHASED UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY APPLICABLE STATE LAW. SUCH WARRANTS AND SHARES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR PLEDGED WITHOUT (1) REGISTRATION UNDER THE ACT AND ANY APPLICABLE STATE LAW, OR (2) THE AVAILABILITY OF AN EXEMPTION FROM SUCH REGISTRATION.

     Subject to the provisions of the Act, applicable state laws and such Warrant Agreement, this Warrant Certificate and all rights hereunder are transferable, in whole or in part, at the Office by the holder hereof in person or by a duly authorized attorney, upon surrender of this Warrant Certificate, together with the assignment hereof duly endorsed. Until transfer of this Warrant Certificate on the books of the Company, the Company may treat the registered holder hereof as the owner hereof for all purposes.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be executed on this 13th day of May, 1999 in Atlanta, Georgia by its proper corporate officers thereunto duly authorized.

                               POINTE  COMMUNICATIONS  CORPORATION
                               a  Nevada  corporation



                               By:___________________________
                               Name:_________________________
                               Title:________________________



                               Attest:_______________________
                               Name:_________________________
                               Title:________________________

                                                                       EXHIBIT B

                              Election to Purchase
                   (To be executed by the registered holder if
            such holder desires to exercise any Warrant Certificate)


     The undersigned, the registered holder of the attached Warrant Certificate, hereby irrevocably elects to exercise Warrants represented by such Warrant Certificate and acquire an aggregate of ______________ shares of Common Stock of Pointe Communications Corporation, a Nevada corporation, and herewith tenders payment for such Common Stock in the amount of $__________ (by certified check or official bank check) in accordance with the terms hereof. The undersigned requests that the aforementioned Common Stock be registered in the name of _______________, whose address is ________________________
_________________________.


Dated:___________________

Name  of  registered  holder  of  Warrant  Certificate:

________________________________________________________________________________
                                (please  print)

Address  of  registered  holder:________________________________________________

Signature:_____________________________


(Note: the signature to the foregoing Election must correspond to the name as written upon the face of the Warrant Certificate in every particular, without alteration or any change whatsoever.)

                                                                       EXHIBIT C

                              Election to Purchase
                    (To be executed by the registered holder if such holder desires to effect cashless exercise any Warrant Certificate)


     The undersigned, the registered holder of the attached Warrant Certificate, hereby irrevocably elects to exchange Warrants represented by such Warrant Certificate and acquire an aggregate of ______________ shares of Common Stock of Pointe Communications Corporation, a Nevada corporation on [DATE]. The
                                                                 ---------
undersigned requests that the aforementioned Common Stock be registered in the name of _______________, whose address is ________________________
_________________________.


Dated:___________________

Name  of  registered  holder  of  Warrant  Certificate:

________________________________________________________________________________
                                 (please print)

Address  of  registered  holder:________________________________________________

Signature:_____________________________


(Note: the signature to the foregoing Election must correspond to the name as written upon the face of the Warrant Certificate in every particular, without alteration or any change whatsoever.)

                                   SCHEDULE 1
                                   ----------


                                                  Aggregate
                                                   Purchase
                                       Number of   Price of
Purchaser                              Warrants    Warrants
-------------------------------------  ---------  ----------

Sandler Capital Partners IV, L.P. . .  3,800,357  $   29,518

Sandler Capital Partners IV FTE, L.P.  1,556,786  $   20,482

Oger Pensat Holdings LTD. . . . . . .  5,357,143  $   50,000

CPP LLC . . . . . . . . . . . . . . .     85,714  $      800